UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2018

Park Hotels & Resorts Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37795	36-2058176
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Tysons Blvd., Suite 1000, McLean, VA		22102
(Address of Principal Executive Offices)		(Zip Code)

(703) 584-7979

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 5, 2018, Park Hotels & Resorts Inc. (the “Company”), HNA Tourism Group Co., Ltd. (“HNA”) and HNA HLT Holdco I LLC, a wholly owned indirect subsidiary of HNA, entered into a Master Amendment and Option Agreement (the “Master Amendment and Option Agreement”) to make certain amendments to the registration rights agreement (the “Registration Rights Agreement”) and stockholders agreement (“Stockholders Agreement”) between the Company and HNA, both dated October 24, 2016. As of the date of execution of the Master Amendment and Option Agreement, HNA held approximately 24.9% of the Company’s outstanding stock and, pursuant to the Stockholders Agreement, had designated two directors to the Company’s Board of Directors (the “Board”).

The Master Amendment and Option Agreement amends the Registration Rights Agreement to, among other things, provide that HNA has customary “demand” registration rights effective March 5, 2018. Prior to such amendment, HNA’s “demand” registration rights did not become effective until March 15, 2019 (the “original registration rights effective date”). In addition, the Master Amendment and Option Agreement amends the Registration Rights Agreement to provide that if a request for registration involves an underwritten offering prior to the original registration rights effective date, the Company will determine the plan of distribution, HNA will determine the pricing of the offering and the Company and HNA will jointly select the investment banks to be engaged in the offering. In addition, the Master Amendment and Option Agreement requires HNA to pay all of the Company’s expenses in connection with performance or compliance under the Registration Rights Agreement for registrations or offerings occurring prior to the original registration rights effective date, including reasonable fees and disbursements of Hogan Lovells US LLP, the Company’s legal counsel, and Ernst & Young LLP, the Company’s tax advisors, in connection with any underwritten offerings by HNA.

The Master Amendment and Option Agreement also amends the Registration Rights Agreement to provide that, to the extent the registration involves an underwritten offering, the closing of such underwritten offering will be conditioned upon (i) the receipt by Hogan Lovells US LLP of an officer’s certificate from HNA and any affiliate of HNA acting as a selling stockholder in the offering (the “HNA Rep Letter”) containing representations necessary for Hogan Lovells US LLP to deliver an opinion to Hilton Worldwide Holdings Inc. (“Hilton”) to the effect that the Company can take such requested actions without adversely affecting the tax-free status of the Company’s spin-off from Hilton and related transactions (the “Spin-off”) and the receipt and reasonable acceptance of such opinion by Hilton and (ii) receipt by Hilton of a letter agreement related to the correctness of the representations in the HNA Rep Letter and cooperation by HNA with any audit, examination, proposed adjustment or inquiry or other proceeding concerning the tax treatment of the Spin-off (such condition, the “Tax Opinion and Audit Cooperation Condition”).

In addition, pursuant to the Master Amendment and Option Agreement, HNA and HNA HLT Holdco I LLC (the “selling stockholder”) granted the Company a right to repurchase up to 15,750,000 shares of the Company’s common stock held by the selling stockholder (the “Repurchase”) in connection with the first underwritten public secondary offering of common stock by HNA at a price per share equal to (i) the public offering price per share in the first underwritten public secondary offering of the Company’s common stock held by HNA or its affiliates (the “First Public Offering”) minus (ii) the underwriting discount and commissions per share in the First Public Offering. The Company announced on March 5, 2018 that it was exercising its right to repurchase 10,000,000 shares of common stock in connection with the underwritten public secondary offering of shares of the Company’s common stock held by HNA announced on March 5, 2018. The Company may increase the number of shares it repurchases in the Repurchase, up to 15,750,000 aggregate shares, prior to the pricing of such offering. The closing of the Repurchase is conditioned upon the satisfaction of the Tax Opinion and Audit Cooperation Condition. Pursuant to the Master Amendment and Option Agreement, HNA is required to reimburse the Company for all expenses incurred in connection with the negotiation and exercise of the Company’s right to repurchase shares from HNA, including reasonable fees and disbursements of Hogan Lovells US LLP and Ernst & Young LLP.

The Master Amendment and Option Agreement also amends the Stockholders Agreement effective upon the closing of the First Public Offering to, among other things, eliminate HNA’s right to designate directors to the Company’s Board of Directors and require HNA to vote all of its shares in excess of 5% of the Company’s total outstanding shares in the same proportion as the shares owned by other stockholders are voted on all matters (prior to such amendment, HNA was required to vote all of its shares in excess of 15% of the Company’s total outstanding shares in the same proportion as the shares owned by other stockholders are voted on all matters), subject to certain exceptions (including, among others, that HNA is required to vote all of its shares in favor of the board’s nominees in uncontested elections and in the same proportion as the shares owned by other stockholders in contested elections). The description of the Master Amendment and Option Agreement is qualified in its entirety by reference to the full text of the Master Amendment and Option Agreement, filed as Exhibit 10.1 hereto and the terms thereof are incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 5, 2018, Xianyi Mu, a director designated to the Company’s board of directors by HNA pursuant to the Stockholders Agreement, resigned, effective upon the closing of the underwritten public secondary offering of shares by HNA discussed in Item 1.01 above.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Master Amendment and Option Agreement, by and among the Company, HNA Tourism Group Co., Ltd. and HNA HLT Holdco I LLC, dated March 5, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Park Hotels & Resorts Inc.

Date: March 5, 2018	By:	/s/ Sean M. Dell’Orto
Sean M. Dell’Orto
Executive Vice President, Chief Financial Officer and Treasurer